SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


                              July 23, 2002
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                    (Date of earliest event reported)


                      Nationwide Capital Corporation
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         (Exact name of registrant as specified in its charter)


     Nevada                          001-31290                       33-0913679
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(State or other jurisdiction   (Commission File Number)           (IRS Employer
 of incorporation)                                          Identification No.)


   One Riverway, Suite 1700, Houston, Texas                            77056
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(Address of principal executive offices)                            (Zip Code)


                            (713) 840-6425
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          (Registrant's telephone number, including area code)

                           Calwest Ventures, Inc.
                            1070 Sidonia Street
                        Encinitas, California 92024
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(Former name, former address and former fiscal year, if changed since last report)

                                Page 1 of 5
                      Exhibit Index appears on Page 4



ITEM 1.   Change in Control of Registrant

On July 23, 2002, Lala Cartledge, Joseph Lindquist and Julia Reynolds, stockholders (the "Sellers") of Calwest Venutures, Inc. ("Calwest" or the "Company") entered into a Stock Purchase Agreement (the "Agreement") with FN Stockbrokers, Gregory A. Moffitt, Jon L. Moreland, Robert Price, Stacey Van Steenhouse, Premier International Holdings, Inc., Time Capital Corporation, Wingate Asset Management, Ltd. and Nine Trees Corporation (the "Purchasers") whereby the Sellers sold and transferred 11,000,000 shares of the common stock, par value $.001 per share (the "Common Stock") of Calwest to the Purchasers for $220,000 and simultaneously cancelled the issuance and transfer of the remaining 14,000,000 shares of Common Stock held by the Sellers. The result of the share purchase was a change in control of Calwest. A copy of the Agreement is attached as Exhibit 10.1 hereto.

Listed below are the names of the persons and entities who received the shares of Common Stock pursuant to the Agreement, the number of shares received as a result of the consummation of the Agreement and the percentage of the Company's Common Stock beneficially owned (directly or indirectly) by each such person or entity.


                                        No. of shares of  % of shares of Common
       Name of                           Common Stock      Stock beneficially
     Shareholder                           received              owned
     -----------                        ---------------      --------------

FN Stockbrokers(1)                           1,000,000               6.25%
Gregory A. Moffitt                           1,600,000              10.01
Jon L. Moreland                              1,600,000              10.01
Robert Price                                 1,000,000               6.25
Stacey Van Steenhouse                          300,000               1.88
Premier International Holdings, Inc.(2)      1,500,000               9.38
Time Capital Corporation(3)                  2,500,000              15.63
Wingate Asset Management, Ltd.(4)            1,350,000               8.44
Nine Trees Corporation(5)                      150,000               0.94
                                            ----------              -----

Total                                       11,000,000              68.79%

______________

(1) FN Stockbrokers of Miami, Florida is a Bahamian broker/dealer.
(2) Premier International Holdings, Inc. of Houston, Texas is a St. Kitts and Nevis corporation.
(3) Time Capital Corporation of Houston, Texas is a Canadian corporation.
(4) Wingate Asset Management, Ltd. of Nassau, Bahamas is a British-Virgin Islands company. Of its 1,350,000 shares of Common Stock, 294,900 of such shares are beneficially owned by 963 of its members.
(5) Nine Trees Corporation of Delray Beach, Florida is a Nevada corporation. The 150,000 shares noted above excludes 75,000 shares of Common Stock previously held by it. With the 75,000 shares included, the beneficial ownership of Nine Trees Corporation is 1.41%.

                                     2



     In connection with the stock purchase, the Company has changed its name to Nationwide Capital Corporation ("NCC") and its business strategy. NCC is a financial services company specializing in the residential and commercial mortgage lending business acting as both a mortgage broker and a mortgage banker. NCC offers a wide range of loan programs with the flexability to broker certain loans, based on an automated processing and operating system that is offered exclusively to its clients supported by information technology managed operations.

     NCC uses a variety of sources to fund secured mortgages.
NCC has conditional forward commitments for warehouse lines of credit with Flagstar Bank, Accubank and Royal Oaks Bank. In addition to these relationships, NCC anticipates approval within 30 days with a wide range of lenders such as CIT, New Century Mortagge, Option One, Chase Manhattan Mortgage, Bank of America, Provident Bank and Interfirst. NCC's operating system supports a reduced cost structure for lenders associated with it.

     The company offers FHA, Conventional Conforming and Non Conforming, Subprime and Alternative Lending products. The company's business and operational plans maximize the number of borrowers that will qualify for a particular mortgage. NCC's commercial division provides products geared to the purchase and / or refinancing of small to medium sized owner operated businesses as well as large residential development and multi-family projects.

     The operational expertise and the technology advantaged process enables NCC to move quickly and accurately through the mortgage process. It is through this diligence that the inefficient inconsistencies of faxes, voice and email messages, are removed. NCC offers all users a unified message center allowing all fax, voice and email messages to be retrieved from one "in" box originating from one number. In addition, the system is designed to avoid replication of common tasks by using centralized, web-accessable data network servers. Multiple users access pertinent information regarding the loan file through a secure internet connection. Finally, the NCC `s mortgage operating system stores collected data in a virtual file jacket. The loan is assembled electronically and reproduced or sent electronically upon completion.

     NCC's trading symbol on the Over The Counter Bulletin Board is "NCCN." Effective as of July 23, 2002, the Company has moved its headquarters to Houston, Texas. Its new corporate address is One Riverway, Suite 1700, Houston, Texas 77056 and its new phone number is (713) 840-6425.

     The Company has undergone a complete change in management. Effective immediately after the closing of the transactions contemplated by the Agreement, Lala Cartledge resigned her positions as the sole officer and director of Calwest. Prior to tendering her resignation, Ms. Cartledge took appropriate action to appoint Gregory A. Moffitt as the sole director of the Company, to serve until the next meeting of the shareholders and the Board of Directors. In addition, the following individuals have been appointed to serve as:

Name                    Positions Held
------------------      -------------------------------------

Gregory A. Moffitt      President and Chief Executive Officer
Thomas L. Easley        Secretary and Treasurer
Robert Price            Chief Operating Officer
William Anderton        Chief Technology Officer

                                     3



ITEM 7.   Exhibits
          --------

          Exhibit Number                  Description
          --------------                  -----------

          10.1                       Stock Purchase Agreement




          (Signature follows.)





















                                     4



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NATIONWIDE CAPITAL CORPORATION
                              (Formerly Calwest Ventures, Inc.)



Date: August 7, 2002          By: /s/ Gregory A. Moffitt
                                  -------------------------------------
                                  Gregory A. Moffitt
                                  President and Chief Executive Officer